                                                                    Exhibit 99.1
    E*TRADE FINANCIAL Corporation Announces Third Quarter Results

    --  Net loss per share of $0.14, including $0.30 of asset-backed securities write downs

    --  Total Net Revenue of $321 million

    --  Target Segment account growth of 16 percent annualized

    --  Record Total Retail Client Assets of $218 billion

    --  Total Customer Cash and Deposits growth of $1.7 billion to a record $40 billion

    --  Record third quarter Daily Average Revenue Trades of 194,000

    --  Revised 2007 earnings guidance to a range of $0.75 to $0.90 per share

    NEW YORK--(BUSINESS WIRE)--Oct. 17, 2007--E*TRADE FINANCIAL
Corporation (NASDAQ: ETFC) today announced results for its third quarter ended September 30, 2007, reporting a net loss of $58 million, or $0.14 per share, compared to net income of $153 million, or $0.35 per share a year ago.

    "While we are extremely pleased with the continued growth trends we are generating throughout the retail business, we are clearly disappointed with the overall Company performance as a result of the severe volatility in the credit markets," said Mitchell H. Caplan,
Chief Executive Officer, E*TRADE FINANCIAL Corporation. "We are
working diligently to execute our strategic plan to manage through the credit challenges as quickly as possible and focus the Company on the opportunity and strength of our retail franchise."

    The Company's Retail segment generated record revenue and income in the quarter of $474 million and $224 million, respectively. These results were driven by the continued growth and engagement of retail customers. Retail client assets rose 18 percent year-over-year to a record $218 billion, including a 25 percent increase in total customer cash and deposits. Daily Average Revenue Trades ("DARTs") rose 44 percent over the year-ago period to a third-quarter record of 194,000.

    The net loss in the quarter was primarily due to higher provision for loan losses and securities write downs in the Company's
Institutional segment. Provision for loan losses in the quarter increased to $187 million principally due to higher loan delinquencies and net charge-offs. This increase was consistent with previous expectations. Securities write downs in the quarter totaled $197 million, pre-tax. This amount was previously forecasted to occur in the second half of 2007 and throughout 2008, and was realized instead in the third quarter rather than in future periods. Total net revenue for the third quarter declined 45 percent year-over-year to $321 million as a result of the higher provision and securities write downs.

    Based primarily on the realization of securities write downs in the third quarter, the Company has revised its 2007 guidance. As a baseline, the Company is now forecasting 2007 earnings of $0.85 to
$0.90 per share. This range includes an assumption of $80 million in provision for loan losses and no additional securities write downs.
However, the Company believes that in the current environment it is extremely difficult to accurately forecast credit-related items. As a result, management believes it is prudent to include another $0.10 in its forecast for the possibility of further credit deterioration - in some combination of securities write downs and provision - for new
2007 earnings guidance of $0.75 to $0.90 per share.

    Other selected recent and third quarter highlights:

-- Delivered strong year-over-year Retail growth trends
    -- Total accounts increased 6 percent
    -- Total client assets increased 18 percent, with cash up 25 percent
    -- Total DARTs increased 44 percent
    -- International DARTs increased 76 percent
    -- Margin debt increased 19 percent
-- Passed the 1,000,000 target segment account threshold - 28 percent of retail accounts
-- Produced record trade levels for options at 16.7 percent of U.S.
   DART volumes
-- Delivered record international DARTs of 33,000
-- Launched retail operations in Singapore
-- Repurchased $53 million of common stock

    Note that the Company has updated its Supplemental Portfolio
Disclosure to include data as of September 30, 2007. Additional credit-related details, key performance metrics and historical monthly metrics, including data from January 2003 to September 2007 have also been disclosed. All of this information can be found on the E*TRADE
FINANCIAL Investor Relations site at https://investor.etrade.com.

    The Company will host a conference call to discuss its third quarter results beginning at 5:00 p.m. (EDT) today. The conference call will be available to domestic participants by dialing
1-800-683-1525 and 1-973-872-3197 for international participants. The conference ID number is 9308480. A live audio webcast of this conference call will also be accessible at
https://investor.etrade.com.

    About E*TRADE FINANCIAL

    The E*TRADE FINANCIAL family of companies provides financial services including trading, investing, banking and lending for retail and institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member FINRA/SIPC). Bank and
lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

    Important Notice

    E*TRADE FINANCIAL, E*TRADE and the E*TRADE logo are trademarks or registered trademarks of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, macro trends of the economy in general and the residential real estate market, instability in the consumer credit markets and credit trends, rising mortgage interest rates, tighter mortgage lending guidelines across the industry, increased mortgage loan delinquency and default rates, portfolio growth, portfolio seasoning and resolution through collections, sales or charge-offs, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE
FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption "Risk Factors") and quarterly reports on Form 10-Q.

    (C) 2007 E*TRADE FINANCIAL Corporation. All rights reserved.

            E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

                   Consolidated Statement of Income
               (In thousands, except per share amounts)
                             (Unaudited)

                         Three Months Ended      Nine Months Ended
                            September 30,          September 30,
                        --------------------- ------------------------
                           2007       2006        2007        2006
                        ---------- ---------- ------------ -----------

Revenue:
 Operating interest
  income                $ 951,836  $ 731,429  $ 2,687,403  $1,986,096
 Operating interest
  expense                (533,804)  (376,293)  (1,464,621)   (961,569)
                        ---------- ---------- ------------ -----------
  Net operating
   interest income        418,032    355,136    1,222,782   1,024,527
 Provision for loan
  losses                 (186,536)   (12,547)    (237,767)    (33,014)
                        ---------- ---------- ------------ -----------
  Net operating
   interest income
   after provision for
   loan losses            231,496    342,589      985,015     991,513
                        ---------- ---------- ------------ -----------
 Commission               188,403    133,606      517,164     476,771
 Fees and service
  charges                  64,802     58,330      189,746     174,001
 Principal transactions    20,889     22,697       78,739      84,979
 Gain (loss) on sales
  of loans and
  securities, net        (197,057)    16,003     (174,354)     38,738
 Other revenue             12,699      8,541       33,469      25,471
                        ---------- ---------- ------------ -----------
  Total non-interest
   income                  89,736    239,177      644,764     799,960
                        ---------- ---------- ------------ -----------
  Total net revenue       321,232    581,766    1,629,779   1,791,473
                        ---------- ---------- ------------ -----------
Expense excluding
 interest:
 Compensation and
  benefits                117,538    110,705      360,399     352,334
 Clearing and servicing    78,784     62,500      220,213     189,926
 Advertising and market
  development              26,508     23,914      108,038      89,115
 Communications            27,525     25,576       79,502      84,818
 Professional services     21,014     20,741       71,161      71,715
 Depreciation and
  amortization             22,205     18,565       61,663      56,181
 Occupancy and
  equipment                22,848     22,150       69,247      63,082
 Amortization of other
  intangibles              10,485     12,087       30,940      35,391
 Facility restructuring
  and other exit
  activities                5,871     16,684        5,104      19,315
 Other                     47,824     45,675      150,925     101,888
                        ---------- ---------- ------------ -----------
  Total expense
   excluding interest     380,602    358,597    1,157,192   1,063,765
                        ---------- ---------- ------------ -----------
Income (loss) before
 other income
 (expense), income
 taxes and discontinued
 operations               (59,370)   223,169      472,587     727,708
Other income (expense):
 Corporate interest
  income                    1,018      1,942        3,724       6,091
 Corporate interest
  expense                 (37,365)   (37,964)    (113,022)   (114,586)
 Gain on sales and
  impairment of
  investments, net            (18)    26,991       37,005      59,897
 Loss on early
  extinguishment
  of debt                     (37)         -           (6)       (703)
 Equity in income
  (loss) of investments
  and venture funds          (741)     2,519        6,514       1,701
                        ---------- ---------- ------------ -----------
  Total other income
   (expense)              (37,143)    (6,512)     (65,785)    (47,600)
                        ---------- ---------- ------------ -----------
Income (loss) before
 income taxes and
 discontinued
 operations               (96,513)   216,657      406,802     680,108
Income tax expense
 (benefit)                (38,065)    66,429      136,711     230,204
                        ---------- ---------- ------------ -----------
Net income (loss) from
 continuing operations    (58,448)   150,228      270,091     449,904
Discontinued
 operations,
 net of tax:
 Loss from discontinued
  operations                    -          -            -        (721)
 Gain on disposal of
  discontinued
  operations                    -      3,021            -       3,021
                        ---------- ---------- ------------ -----------
Gain from discontinued
 operations, net of tax         -      3,021            -       2,300
                        ---------- ---------- ------------ -----------
Net income (loss)       $ (58,448) $ 153,249  $   270,091  $  452,204
                        ========== ========== ============ ===========

Basic earnings (loss)
 per share from
 continuing operations  $   (0.14) $    0.35  $      0.64  $     1.07
Basic earnings per
 share from
 discontinued
 operations                     -       0.01            -        0.01
                        ---------- ---------- ------------ -----------
Basic net earnings
 (loss) per share       $   (0.14) $    0.36  $      0.64  $     1.08
                        ========== ========== ============ ===========

Diluted earnings (loss)
 per share from
 continuing operations  $   (0.14) $    0.34  $      0.62  $     1.03
Diluted earnings per
 share from
 discontinued
 operations                     -       0.01            -           -
                        ---------- ---------- ------------ -----------
Diluted net earnings
 (loss) per share       $   (0.14) $    0.35  $      0.62  $     1.03
                        ========== ========== ============ ===========
Shares used in
 computation of per
 share data:
  Basic                   420,964    423,736      422,676     420,148
  Diluted (1)             420,964    438,883      433,776     436,959

            E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

                   Consolidated Statement of Income
               (In thousands, except per share amounts)
                             (Unaudited)

                                          Three Months Ended
                                --------------------------------------
                                September 30,  June 30,  September 30,
                                    2007         2007        2006
                                ------------- ---------- -------------
Revenue:
 Operating interest income       $   951,836  $ 905,772   $   731,429
 Operating interest expense         (533,804)  (491,608)     (376,293)
                                ------------- ---------- -------------
  Net operating interest income      418,032    414,164       355,136
 Provision for loan losses          (186,536)   (30,045)      (12,547)
                                ------------- ---------- -------------
  Net operating interest income
   after provision for loan
   losses                            231,496    384,119       342,589
                                ------------- ---------- -------------
 Commission                          188,403    169,768       133,606
 Fees and service charges             64,802     65,446        58,330
 Principal transactions               20,889     27,768        22,697
 Gain (loss) on sales of loans
  and securities, net               (197,057)     5,328        16,003
 Other revenue                        12,699     11,120         8,541
                                ------------- ---------- -------------
  Total non-interest income           89,736    279,430       239,177
                                ------------- ---------- -------------
  Total net revenue                  321,232    663,549       581,766
                                ------------- ---------- -------------
Expense excluding interest:
 Compensation and benefits           117,538    119,079       110,705
 Clearing and servicing               78,784     74,177        62,500
 Advertising and market
  development                         26,508     35,938        23,914
 Communications                       27,525     25,821        25,576
 Professional services                21,014     25,162        20,741
 Depreciation and amortization        22,205     20,075        18,565
 Occupancy and equipment              22,848     22,820        22,150
 Amortization of other
  intangibles                         10,485     10,187        12,087
 Facility restructuring and
  other exit activities                5,871     (1,500)       16,684
 Other                                47,824     70,426        45,675
                                ------------- ---------- -------------
  Total expense excluding
   interest                          380,602    402,185       358,597
                                ------------- ---------- -------------
Income (loss) before other
 income (expense), income taxes
 and discontinued operations         (59,370)   261,364       223,169
Other income (expense):
 Corporate interest income             1,018      1,001         1,942
 Corporate interest expense          (37,365)   (37,866)      (37,964)
 Gain on sales and impairment
  of investments, net                    (18)    17,267        26,991
 Gain (loss) on early
  extinguishment of debt                 (37)        31             -
 Equity in income (loss) of
  investments and venture funds         (741)      (840)        2,519
                                ------------- ---------- -------------
  Total other income (expense)       (37,143)   (20,407)       (6,512)
                                ------------- ---------- -------------
Income (loss) before income
 taxes and discontinued
 operations                          (96,513)   240,957       216,657
Income tax expense (benefit)         (38,065)    81,828        66,429
                                ------------- ---------- -------------
Net income (loss) from
 continuing operations               (58,448)   159,129       150,228
Discontinued operations, net of
 tax:
 Gain on disposal of
  discontinued operations                  -          -         3,021
                                ------------- ---------- -------------
Gain from discontinued
 operations, net of tax                    -          -         3,021
                                ------------- ---------- -------------
Net income (loss)                $   (58,448) $ 159,129   $   153,249
                                ============= ========== =============

Basic earnings (loss) per share
 from continuing operations      $     (0.14) $    0.38   $      0.35
Basic earnings per share from
 discontinued operations                   -          -          0.01
                                ------------- ---------- -------------
Basic net earnings (loss)
 per share                       $     (0.14) $    0.38   $      0.36
                                ============= ========== =============

Diluted earnings (loss) per
 share from continuing
 operations                      $     (0.14) $    0.37   $      0.34
Diluted earnings per share from
 discontinued operations                   -          -          0.01
                                ------------- ---------- -------------
Diluted net earnings (loss) per
 share                           $     (0.14) $    0.37   $      0.35
                                ============= ========== =============
Shares used in computation of
 per share data:
  Basic                              420,964    423,308       423,736
  Diluted (1)                        420,964    435,775       438,883

            E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

                      Consolidated Balance Sheet
                 (In thousands, except share amounts)
                             (Unaudited)

                                            September 30, December 31,
                                                2007          2006
                                            ------------- ------------
                  ASSETS
Cash and equivalents                        $  1,410,180  $ 1,212,234
Cash and investments required to be
 segregated under Federal or other
 regulations                                     357,847      281,622
Trading securities                               120,501      178,600
Available-for-sale mortgage-backed and
 investment securities                        16,581,257   13,921,983
Loans held-for-sale                              119,357      283,496
Margin receivables                             7,529,971    6,828,448
Loans receivable, net                         32,389,894   26,372,697
Property and equipment, net                      360,366      318,389
Goodwill                                       2,034,726    2,072,920
Other intangibles, net                           441,125      471,933
Other assets                                   2,841,541    1,796,981
                                            ------------- ------------
  Total assets                              $ 64,186,765  $53,739,303
                                            ============= ============

   LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits                                    $ 29,197,344  $24,071,012
Securities sold under agreements to
 repurchase                                   10,826,523    9,792,422
Customer payables                              7,002,986    6,182,672
Other borrowings                               9,067,529    5,323,962
Senior notes                                   1,436,794    1,401,592
Mandatory convertible notes                      444,318      440,577
Accounts payable, accrued and other
 liabilities                                   2,107,288    2,330,696
                                            ------------- ------------
  Total liabilities                           60,082,782   49,542,933
                                            ------------- ------------

Shareholders' equity:
Common stock, $0.01 par value, shares
 authorized: 600,000,000; shares issued and
 outstanding: 423,650,257 at September 30,
 2007 and 426,304,136 at December 31, 2006         4,237        4,263
Additional paid-in-capital                     3,118,944    3,184,290
Retained earnings                              1,464,477    1,209,289
Accumulated other comprehensive loss            (483,675)    (201,472)
                                            ------------- ------------
  Total shareholders' equity                   4,103,983    4,196,370
                                            ------------- ------------
  Total liabilities and shareholders'
   equity                                   $ 64,186,765  $53,739,303
                                            ============= ============

SEGMENT REPORTING
                          Three Months Ended September 30, 2007
                   ---------------------------------------------------
                     Retail   Institutional Eliminations(2)   Total
                   ---------- ------------- --------------- ----------
Revenue:                             (In thousands)
  Operating
   interest income $ 540,675     $ 787,912       $(376,751) $ 951,836
  Operating
   interest expense (281,829)     (628,726)        376,751   (533,804)
                   ---------- ------------- --------------- ----------
   Net operating
    interest income  258,846       159,186               -    418,032
  Provision for
   loan losses             -      (186,536)              -   (186,536)
                   ---------- ------------- --------------- ----------
   Net operating
    interest income
    (expense) after
    provision for
    loan losses      258,846       (27,350)              -    231,496
                   ---------- ------------- --------------- ----------
  Commission         142,291        46,112               -    188,403
  Fees and service
   charges            62,019         5,370          (2,587)    64,802
  Principal
   transactions            -        20,889               -     20,889
  Gain (loss) on
   sales of loans
   and securities,
   net                 1,148      (198,205)              -   (197,057)
  Other revenue        9,824         3,019            (144)    12,699
                   ---------- ------------- --------------- ----------
   Total non-
    interest income
    (expense)        215,282      (122,815)         (2,731)    89,736
                   ---------- ------------- --------------- ----------
   Total net
    revenue          474,128      (150,165)         (2,731)   321,232
                   ---------- ------------- --------------- ----------
 Expense excluding
  interest:
  Compensation and
   benefits           81,319        36,219               -    117,538
  Clearing and
   servicing          23,950        57,565          (2,731)    78,784
  Advertising and
   market
   development        26,428            80               -     26,508
  Communications      24,142         3,383               -     27,525
  Professional
   services           14,501         6,513               -     21,014
  Depreciation and
   amortization       16,164         6,041               -     22,205
  Occupancy and
   equipment          19,796         3,052               -     22,848
  Amortization of
   other
   intangibles         9,370         1,115               -     10,485
  Facility
   restructuring
   and other exit
   activities          1,261         4,610               -      5,871
  Other               32,970        14,854               -     47,824
                   ---------- ------------- --------------- ----------
   Total expense
    excluding
    interest         249,901       133,432          (2,731)   380,602
                   ---------- ------------- --------------- ----------
Segment income
 (loss)            $ 224,227     $(283,597)      $       -  $ (59,370)
                   ========== ============= =============== ==========

                            Three Months Ended June 30, 2007
                   ---------------------------------------------------
                     Retail   Institutional Eliminations(2)   Total
                   ---------- ------------- --------------- ----------
Revenue:                             (In thousands)
  Operating
   interest income $ 502,336     $ 741,770       $(338,334) $ 905,772
  Operating
   interest expense (251,832)     (578,110)        338,334   (491,608)
                   ---------- ------------- --------------- ----------
   Net operating
    interest income  250,504       163,660               -    414,164
  Provision for
   loan losses             -       (30,045)              -    (30,045)
                   ---------- ------------- --------------- ----------
   Net operating
    interest income
    after provision
    for loan losses  250,504       133,615               -    384,119
                   ---------- ------------- --------------- ----------
  Commission         128,183        41,585               -    169,768
  Fees and service
   charges            57,979         9,923          (2,456)    65,446
  Principal
   transactions            -        27,768               -     27,768
  Gain on sales of
   loans and
   securities, net     7,351        (2,023)              -      5,328
  Other revenue       11,173            91            (144)    11,120
                   ---------- ------------- --------------- ----------
   Total non-
    interest income  204,686        77,344          (2,600)   279,430
                   ---------- ------------- --------------- ----------
   Total net
    revenue          455,190       210,959          (2,600)   663,549
                   ---------- ------------- --------------- ----------
 Expense excluding
  interest:
  Compensation and
   benefits           79,725        39,354               -    119,079
  Clearing and
   servicing          22,658        54,119          (2,600)    74,177
  Advertising and
   market
   development        34,382         1,556               -     35,938
  Communications      22,570         3,251               -     25,821
  Professional
   services           17,074         8,088               -     25,162
  Depreciation and
   amortization       15,246         4,829               -     20,075
  Occupancy and
   equipment          19,759         3,061               -     22,820
  Amortization of
   other
   intangibles         9,536           651               -     10,187
  Facility
   restructuring
   and other exit
   activities           (842)         (658)              -     (1,500)
  Other               30,919        39,507               -     70,426
                   ---------- ------------- --------------- ----------
   Total expense
    excluding
    interest         251,027       153,758          (2,600)   402,185
                   ---------- ------------- --------------- ----------
Segment income     $ 204,163     $  57,201       $       -  $ 261,364
                   ========== ============= =============== ==========

                          Three Months Ended September 30, 2006
                   ---------------------------------------------------
                     Retail   Institutional Eliminations(2)   Total
                   ---------- ------------- --------------- ----------
Revenue:                             (In thousands)
  Operating
   interest income $ 397,998     $ 576,258       $(242,827) $ 731,429
  Operating
   interest expense (176,939)     (442,181)        242,827   (376,293)
                   ---------- ------------- --------------- ----------
   Net operating
    interest income  221,059       134,077               -    355,136
  Provision for
   loan losses             -       (12,547)              -    (12,547)
                   ---------- ------------- --------------- ----------
   Net operating
    interest income
    after provision
    for loan losses  221,059       121,530               -    342,589
                   ---------- ------------- --------------- ----------
  Commission         100,902        32,704               -    133,606
  Fees and service
   charges            51,244         7,708            (622)    58,330
  Principal
   transactions            -        22,697               -     22,697
  Gain on sales of
   loans and
   securities, net    10,608         5,395               -     16,003
  Other revenue        8,488           183            (130)     8,541
                   ---------- ------------- --------------- ----------
   Total non-
    interest income  171,242        68,687            (752)   239,177
                   ---------- ------------- --------------- ----------
   Total net
    revenue          392,301       190,217            (752)   581,766
                   ---------- ------------- --------------- ----------
 Expense excluding
  interest:
  Compensation and
   benefits           77,002        33,703               -    110,705
  Clearing and
   servicing          18,307        44,945            (752)    62,500
  Advertising and
   market
   development        22,517         1,397               -     23,914
  Communications      22,248         3,328               -     25,576
  Professional
   services           12,140         8,601               -     20,741
  Depreciation and
   amortization       14,175         4,390               -     18,565
  Occupancy and
   equipment          20,434         1,716               -     22,150
  Amortization of
   other
   intangibles         9,913         2,174               -     12,087
  Facility
   restructuring
   and other exit
   activities         16,716           (32)              -     16,684
  Other               33,775        11,900               -     45,675
                   ---------- ------------- --------------- ----------
   Total expense
    excluding
    interest         247,227       112,122            (752)   358,597
                   ---------- ------------- --------------- ----------
Segment income     $ 145,074     $  78,095       $       -  $ 223,169
                   ========== ============= =============== ==========

KEY PERFORMANCE METRICS(3)

                                       Qtr ended             Qtr ended
                                        9/30/07               9/30/07
Corporate       Qtr ended   Qtr ended     vs.     Qtr ended     vs.
 Metrics          9/30/07     6/30/07   6/30/07     9/30/06   9/30/06
--------------------------- ------------------------------------------

Operating
 margin %(4)
---------------
Consolidated          (18)%         39%    (57)%         38%     (56)%
Retail                 47%          45%      2%          37%      10%
Institutional          N.M.         27%     N.M.         41%      N.M.

Employees           3,880        4,027      (4)%      4,180       (7)%
Consultants and
 other                229          240      (5)%        455      (50)%
               ------------ -----------          ------------
  Total
   headcount        4,109        4,267      (4)%      4,635      (11)%

Revenue per
 headcount     $   78,178   $  155,507     (50)% $  125,516      (38)%

Revenue per
 compensation
 and benefits
 dollar        $     2.73   $     5.57     (51)% $     5.26      (48)%

Book value per
 share         $     9.69   $    10.19      (5)% $     9.44        3%
Tangible book
 value per
 share         $     3.66   $     4.17     (12)% $     3.44        6%

Free cash ($MM)$    503.5   $    431.7      17%  $    580.1      (13)%

Enterprise net
 interest
 spread (basis
 points)(5)           265          271      (2)%        286       (7)%
Enterprise
 interest-
 earning
 assets,
 average ($MM) $   60,043   $   57,683       4%  $   46,400       29%

Earnings before
 interest,
 taxes,
 depreciation &
 amortization
 ("EBITDA")
 ($MM)
---------------
Net income
 (loss) from
 continuing
 operations    $    (58.4)  $    159.1    (137)% $    150.2     (139)%
Tax expense
 (benefit)          (38.1)        81.8    (147)%       66.4     (157)%
Depreciation &
 amortization        32.7         30.3       8%        30.7        7%
Corporate
 interest
 expense             37.4         37.9      (1)%       38.0       (2)%
               ------------ -----------          ------------
   EBITDA      $    (26.4)  $    309.1    (109)% $    285.3     (109)%

Interest
 coverage            (0.7)         8.2    (109)%        7.5     (109)%

Retail Metrics
---------------

Trading days         62.5         63.0      (1)%       62.5        0%

DARTs
---------------
US                161,459      141,606      14%     116,459       39%
International      32,926       27,516      20%      18,671       76%
               ------------ -----------          ------------
  Total DARTs     194,385      169,122      15%     135,130       44%

Total
 trades (MM)         12.1         10.7      13%         8.4       44%

Average
 commission per
 trade         $    11.71   $    12.03      (3)% $    11.95       (2)%

End of period
 margin
 debt ($B)     $     7.63   $     7.52       1%  $     6.42       19%
Average margin
 debt ($B)     $     7.71   $     7.13       8%  $     6.66       16%

Gross new
 investing/
 trading
  accounts        172,460      198,538     (13)%    151,344       14%
Gross new
 deposit/
 lending
 accounts         114,182      125,179      (9)%    102,658       11%
Inactive
 accounts        (153,574)    (147,605)      4%    (142,415)       8%
Customer closed
 accounts         (70,893)     (75,436)     (6)%    (60,670)      17%
               ------------ -----------          ------------
   Net new
    accounts       62,175      100,676     (38)%     50,917       22%

End of period
 investing/
 trading
 accounts       3,662,583    3,653,413       0%   3,627,414        1%
End of period
 deposit/
 lending
 accounts       1,046,812      993,807       5%     799,416       31%
               ------------ -----------          ------------
  End of period
   total
   accounts     4,709,395    4,647,220       1%   4,426,830        6%

Account
 Segmentation
 Detail(6)
---------------
Retail accounts
 within target
 segment(7)     1,018,392      978,084       4%          N.A.     N.M.
Other retail
 accounts(8)    2,637,292    2,610,164       1%          N.A.     N.M.
Corporate
 Services
 accounts       1,053,711    1,058,972       0%          N.A.     N.M.
               ------------ -----------          ------------
  End of period
   total
   accounts     4,709,395    4,647,220       1%   4,426,830        6%

Net new
 customers         27,421       51,193      N.M.     29,209       N.M.
End of period
 total
 customers      3,555,682    3,528,261       1%   3,444,851        3%

End of period
 assets per
 customer      $   61,320   $   60,323       2%  $   53,632       14%
Consolidated
 net revenue
 per customer  $       90   $      188     (52)% $      169      (47)%
Consolidated
 segment income
 per customer  $      (17)  $       74      N.M. $       65       N.M.
Products per
 customer             2.1          2.1       0%         2.1        0%

Client
 Assets ($B)
---------------
Security
 holdings      $    142.4   $    140.2       2%  $    123.4       15%
Customer
 payables
 (cash)               7.0          6.5       8%         5.9       19%
Customer cash
 balances held
 by third
 parties              4.0          4.1      (2)%        3.9        3%
Unexercised
 Corporate
 Services
 client options
 (vested)            36.0         34.7       4%        29.8       21%
               ------------ -----------          ------------
 Client assets
  in investing/
  trading
  accounts          189.4        185.5       2%       163.0       16%
               ------------ -----------          ------------
Sweep deposit
 accounts            11.5         11.0       5%        10.4       11%
Transaction
 accounts            12.8         11.7       9%         6.8       88%
CDs                   4.3          4.6      (7)%        4.6       (7)%
               ------------ -----------          ------------
  Client assets
   in deposit
   accounts          28.6         27.3       5%        21.8       31%
               ------------ -----------          ------------
  Total client
   assets      $    218.0   $    212.8       2%  $    184.8       18%

Net new client
 assets ($B)(9)$      1.1   $      1.6      N.M.         N.A.     N.M.

Total customer
 cash and
 deposits ($B) $     39.6   $     37.9       4%  $     31.6       25%

Unexercised
 Corporate
 Services
 client options
 (unvested)
 ($B)          $     27.2   $     24.8      10%  $     18.7       45%

Institutional
 Metrics
---------------

Market Making
---------------
Equity shares
 traded (MM)       46,389       59,988     (23)%     54,472      (15)%
Average revenue
 capture per
 1,000 equity
 shares        $    0.415   $    0.433      (4)% $    0.382        9%
% of Bulletin
 Board equity
 shares to
 total equity
 shares              88.9%        91.3%     (2)%       92.5%      (4)%

Capital Ratios
---------------
Tier 1 Capital
 Ratio(10)           5.88%        6.15%  (0.27)%       5.80%    0.08%
Risk Weighted
 Capital
 Ratio(10)          10.55%       10.58%  (0.03)%      10.61%   (0.06)%

Loans
 receivable
 ($MM)
---------------
Average loans
 receivable    $   32,272   $   30,802       5%  $   22,780       42%
Ending loans
 receivable,
 net           $   32,390   $   31,484       3%  $   23,215       40%

One- to Four-
 Family
---------------

 Loan
  performance
  detail ($MM)
---------------
 Current       $   16,558   $   15,472       7%  $    8,837       87%
 30-89 days
  delinquent
  (special
  mention
  loans)              250          203      23%          94      166%
 90+ days
  delinquent
  (nonperform-
  ing loans)          115           66      74%          25      360%
               ------------ -----------          ------------
  Total
   delinquent
   loans              365          269      36%         119      207%
               ------------ -----------          ------------
 Gross loans
  receivable   $   16,923   $   15,741       8%  $    8,956       89%
               ------------ -----------          ------------

 Credit Quality
  and Reserve
  Metrics
---------------
 Special
  mention loans
  (30-89 days
  delinquent)
  as a % of
  gross loans
  receivable         1.47%        1.29%   0.18%        1.04%    0.43%
 Nonperforming
  loans (90+
  days
  delinquent)
  as a % of
  gross loans
  receivable         0.68%        0.42%   0.26%        0.28%    0.40%
 Allowance for
  loan losses
  as a % of
  gross loans
  receivable         0.06%        0.02%   0.04%        0.07%   (0.01)%
 Allowance for
  loan losses
  as a % of
  nonperform-
  ing loans          8.11%        5.43%   2.68%       23.80%  (15.69)%
 Net charge-
  offs as a %
  of average
  loans
  receivable
  (annualized)       0.01%        0.00%   0.01%       (0.00)%   0.01%
 Provision as a
  % of average
  loans
  receivable
  (annualized)       0.15%        0.01%   0.14%        0.02%    0.13%

Home Equity
---------------

 Loan
  performance
  detail ($MM)
---------------
 Current       $   12,262   $   12,391      (1)% $   10,625       15%
 30-89 days
  delinquent
  (special
  mention
  loans)              253          181      40%          48      427%
 90+ days
  delinquent
  (nonperform-
  ing loans)          151           98      54%          24      529%
               ------------ -----------          ------------
  Total
   delinquent
   loans              404          279      45%          72      461%
               ------------ -----------          ------------
  Gross loans
   receivable  $   12,666   $   12,670       0%  $   10,697       18%
               ------------ -----------          ------------

 Credit Quality
  and Reserve
  Metrics
---------------
 Special
  mention loans
  (30-89 days
  delinquent)
  as a % of
  gross loans
  receivable         1.99%        1.42%   0.57%        0.45%    1.54%
 Nonperforming
  loans (90+
  days
  delinquent)
  as a % of
  gross loans
  receivable         1.19%        0.77%   0.42%        0.22%    0.97%
 Allowance for
  loan losses
  as a % of
  gross loans
  receivable         1.38%        0.40%   0.98%        0.29%    1.09%
 Allowance for
  loan losses
  as a % of
  nonperform-
  ing loans        115.69%       51.11%  64.58%      131.54%  (15.85)%
 Net charge-
  offs as a %
  of average
  loans
  receivable
  (annualized)       1.46%        0.49%   0.97%        0.13%    1.33%
 Provision as a
  % of average
  loans
  receivable
  (annualized)       5.45%        0.78%   4.67%        0.21%    5.24%

Consumer and
 Other
---------------

 Loan
  performance
  detail ($MM)
---------------
 Current       $    2,985   $    3,133      (5)% $    3,601      (17)%
 30-89 days
  delinquent
  (special
  mention
  loans)               17           12      42%          25      (32)%
 90+ days
  delinquent
  (nonperform-
  ing loans)            8            3     167%           6       33%
               ------------ -----------          ------------
  Total
   delinquent
   loans               25           15      67%          31      (19)%
               ------------ -----------          ------------
 Gross loans
  receivable   $    3,010   $    3,148      (4)% $    3,632      (17)%
               ------------ -----------          ------------

 Credit Quality
  and Reserve
  Metrics
---------------
 Special
  mention loans
  (30-89 days
  delinquent)
  as a % of
  gross loans
  receivable         0.63%        0.39%   0.24%        0.69%   (0.06)%
 Nonperforming
  loans (90+
  days
  delinquent)
  as a % of
  gross loans
  receivable         0.25%        0.11%   0.14%        0.16%    0.09%
 Allowance for
  loan losses
  as a % of
  gross loans
  receivable         0.82%        0.70%   0.12%        0.90%   (0.08)%
 Allowance for
  loan losses
  as a % of
  nonperform-
  ing loans        332.30%      630.11%(297.81)%     567.76% (235.46)%
 Net charge-
  offs as a %
  of average
  loans
  receivable
  (annualized)       0.92%        0.83%   0.09%        0.70%    0.22%
 Provision as a
  % of average
  loans
  receivable
  (annualized)       1.25%        0.61%   0.64%        0.72%    0.53%

Total Loans
 Receivable
---------------

 Loan
  performance
  detail ($MM)
---------------
 Current       $   31,805   $   30,996       3%  $   23,063       38%
 30-89 days
  delinquent
  (special
  mention
  loans)              520          396      31%         167      211%
 90+ days
  delinquent
  (nonperform-
  ing loans)          274          167      64%          55      398%
               ------------ -----------          ------------
  Total
   delinquent
   loans              794          563      41%         222      258%
               ------------ -----------          ------------
 Total gross
  loans
  receivable   $   32,599   $   31,559       3%  $   23,285       40%
               ------------ -----------          ------------

 Credit Quality
  and Reserve
  Metrics
---------------
 Special
  mention loans
  (30-89 days
  delinquent)
  as a % of
  gross loans
  receivable         1.60%        1.25%   0.35%        0.72%    0.88%
 Nonperforming
  loans (90+
  days
  delinquent)
  as a % of
  gross loans
  receivable         0.84%        0.53%   0.31%        0.24%    0.60%
 Allowance for
  loan losses
  as a % of
  gross loans
  receivable         0.64%        0.24%   0.40%        0.30%    0.34%
 Allowance for
  loan losses
  as a % of
  nonperform-
  ing loans         76.24%       45.34%  30.90%      127.57%  (51.33)%
 Net charge-
  offs as a %
  of average
  loans
  receivable
  (annualized)       0.66%        0.29%   0.37%        0.17%    0.49%
 Provision as a
  % of average
  loans
  receivable
  (annualized)       2.31%        0.39%   1.92%        0.22%    2.09%

ACTIVITY IN ALLOWANCE FOR LOAN LOSSES

                                Three Months Ended September 30, 2007
                                --------------------------------------
                                 One- to    Home    Consumer   Total
                                  Four-     Equity    and
                                  Family              Other
                                ------------------- ------------------
                                            (In thousands)
Allowance for loan losses,
 ending 6/30/07                   $3,554  $ 50,090  $22,060  $ 75,704
Provision for loan losses          6,261   170,639    9,636   186,536
Charge-offs, net                    (452)  (45,641)  (7,109)  (53,202)
                                --------- --------- -------- ---------
Allowance for loan losses,
 ending 9/30/07                   $9,363  $175,088  $24,587  $209,038
                                ========= ========= ======== =========

                                   Three Months Ended June 30, 2007
                                --------------------------------------
                                 One- to    Home    Consumer   Total
                                  Four-     Equity    and
                                  Family              Other
                                ------------------- ------------------
                                            (In thousands)
Allowance for loan losses,
 ending 3/31/07                   $3,286  $ 40,840  $23,863  $ 67,989
Provision for loan losses            322    24,832    4,891    30,045
Charge-offs, net                     (54)  (15,582)  (6,694)  (22,330)
                                --------- --------- -------- ---------
Allowance for loan losses,
 ending 6/30/07                   $3,554  $ 50,090  $22,060  $ 75,704
                                ========= ========= ======== =========

                                Three Months Ended September 30, 2006
                                --------------------------------------
                                 One- to    Home    Consumer   Total
                                  Four-     Equity    and
                                  Family              Other
                                ------------------- ------------------
                                            (In thousands)
Allowance for loan losses,
 ending 6/30/06                   $5,603  $ 28,858  $32,660  $ 67,121
Provision for loan losses            401     5,491    6,655    12,547
Charge-offs, net                      50    (3,340)  (6,470)   (9,760)
                                --------- --------- -------- ---------
Allowance for loan losses,
 ending 9/30/06                   $6,054  $ 31,009  $32,845  $ 69,908
                                ========= ========= ======== =========

AVERAGE ENTERPRISE BALANCE SHEET DATA

                                             Three Months Ended
                                             September 30, 2007
                                      --------------------------------
                                                  Operating
                                        Average    Interest  Average
                                        Balance   Inc./Exp. Yield/Cost
                                      ----------- --------- ----------
Enterprise interest-earning assets:            (In thousands)
Loans, net(11)                        $32,445,828  $528,193      6.51%
Margin receivables                      7,605,184   138,290      7.21%
Mortgage-backed and related
 available-for-sale securities         12,811,113   169,603      5.30%
Available-for-sale investment
 securities                             5,097,480    83,595      6.56%
Trading securities                        118,195     3,052     10.33%
Cash and cash equivalents(12)           1,266,614    13,102      4.10%
Stock borrow and other                    698,251    14,528      8.25%
                                      ----------- ---------
    Total enterprise interest-earning
     assets                           $60,042,665   950,363      6.33%
                                      =========== ---------
Enterprise interest-bearing
 liabilities:
Retail deposits                       $27,764,658   216,426      3.09%
Brokered certificates of deposit          418,123     5,154      4.89%
Customer payables                       6,678,370    23,614      1.40%
Repurchase agreements and other
 borrowings                            12,582,907   165,925      5.16%
FHLB advances                           8,650,546   115,531      5.23%
Stock loan and other                    1,048,037     6,539      2.48%
                                      ----------- ---------
    Total enterprise interest-bearing
     liabilities                      $57,142,641   533,189      3.68%
                                      =========== ---------
Enterprise net interest
 income/spread(5)                                  $417,174      2.65%
                                                  =========

                                             Three Months Ended
                                               June 30, 2007
                                      --------------------------------
                                                  Operating
                                        Average    Interest  Average
                                        Balance   Inc./Exp. Yield/Cost
                                      ----------- --------- ----------
Enterprise interest-earning assets:            (In thousands)
Loans, net(11)                        $31,037,971  $497,517      6.41%
Margin receivables                      7,003,411   127,335      7.29%
Mortgage-backed and related
 available-for-sale securities         13,027,383   172,501      5.30%
Available-for-sale investment
 securities                             4,502,434    73,133      6.50%
Trading securities                        114,135     3,174     11.12%
Cash and cash equivalents(12)           1,244,965    15,008      4.84%
Stock borrow and other                    752,280    14,688      7.83%
                                      ----------- ---------
    Total enterprise interest-earning
     assets                           $57,682,579   903,356      6.27%
                                      =========== ---------
Enterprise interest-bearing
 liabilities:
Retail deposits                       $26,778,743   200,081      3.00%
Brokered certificates of deposit          424,645     5,220      4.93%
Customer payables                       6,836,301    22,779      1.34%
Repurchase agreements and other
 borrowings                            13,558,998   175,337      5.12%
FHLB advances                           6,151,086    78,800      5.07%
Stock loan and other                    1,194,006     8,381      2.82%
                                      ----------- ---------
    Total enterprise interest-bearing
     liabilities                      $54,943,779   490,598      3.56%
                                      =========== ---------
Enterprise net interest
 income/spread(5)                                  $412,758      2.71%
                                                  =========

                                             Three Months Ended
                                             September 30, 2006
                                      --------------------------------
                                                  Operating
                                        Average    Interest  Average
                                        Balance   Inc./Exp. Yield/Cost
                                      ----------- --------- ----------
Enterprise interest-earning assets:            (In thousands)
Loans, net(11)                        $22,955,022  $364,744      6.36%
Margin receivables                      6,645,017   123,855      7.39%
Mortgage-backed and related
 available-for-sale securities         12,068,052   159,199      5.28%
Available-for-sale investment
 securities                             3,220,054    51,885      6.44%
Trading securities                        114,806     2,600      9.06%
Cash and cash equivalents(12)             974,738    11,272      4.59%
Stock borrow and other                    422,010     8,690      8.17%
                                      ----------- ---------
    Total enterprise interest-earning
     assets                           $46,399,699   722,245      6.22%
                                      =========== ---------
Enterprise interest-bearing
 liabilities:
Retail deposits                       $20,992,962   141,035      2.67%
Brokered certificates of deposit          618,681     7,453      4.78%
Customer payables                       5,794,586    18,326      1.25%
Repurchase agreements and other
 borrowings                            11,586,260   150,837      5.09%
FHLB advances                           3,583,663    43,950      4.80%
Stock loan and other                    1,283,026    11,617      3.59%
                                      ----------- ---------
    Total enterprise interest-bearing
     liabilities                      $43,859,178   373,218      3.36%
                                      =========== ---------
Enterprise net interest
 income/spread(5)                                  $349,027      2.86%
                                                  =========

Reconciliation from Enterprise Net Interest Income to Net Operating
 Interest Income

                                          Three Months Ended
                                 -------------------------------------
                                 September 30, June 30,  September 30,
                                     2007        2007        2006
                                 ------------- --------- -------------
                                            (In thousands)
Enterprise net interest income    $  417,174   $412,758   $   349,027
Taxable equivalent interest
 adjustment(13)                       (8,523)    (7,487)       (5,246)
Customer cash held by third
 parties and other(14)                 9,381      8,893        11,355
                                 ------------- --------- -------------
   Net operating interest income  $  418,032   $414,164   $   355,136
                                 ============= ========= =============

    SUPPLEMENTAL INFORMATION

    Explanation of Non-GAAP Measures and Certain Metrics

    Management believes that free cash, EBITDA, interest coverage, enterprise net interest income and enterprise interest-earning assets are appropriate measures for evaluating the operating and liquidity performance of the Company. We believe that the elimination of certain items from the related GAAP measures is helpful to investors and analysts who may wish to use some or all of this information to analyze our current performance, prospects and valuation. Management uses non-GAAP information internally to evaluate our operating performance and in formulating our budget for future periods.

    Reporting Changes

    During the period ended March, 31, 2007, the Company re-defined the line item "Service charges and fees" by reclassifying certain fee-like revenue items formerly reported in "Other revenue" into the
"Service charges and fees" line item, now called "Fees and service charges". We also re-presented our balance sheet to report margin receivables and customer payables directly on the face of the balance sheet. The remaining components of brokerage receivables and brokerage payables are now reported in the "Other assets" and "Accounts payable, accrued and other liabilities" line items, respectively. The Company has re-presented the income statement and balance sheet for the past two years on our Investor Relations website.

    Free Cash

    Free cash represents cash held at the Company and its non-Bank and non-Brokerage subsidiaries, less discretionary reserves, plus excess capital at Bank and Brokerage after application of regulatory capital requirements and the Company's own regulatory capital guidelines. The
Company believes that free cash is a useful measure of the Company's liquidity as it excludes cash reflected on the balance sheet that may not be freely available to the Company.

    EBITDA

    EBITDA represents net income from continuing operations before corporate interest expense, taxes and depreciation and amortization.
Management believes that EBITDA provides a useful additional measure of our performance by excluding certain non-cash charges and expenses that are not directly related to the performance of our business.

    Interest Coverage

    Interest coverage represents EBITDA divided by corporate interest expense. Management believes that by excluding the charges and expenses that are excluded from EBITDA, interest coverage provides a useful additional measure of our ability to continue to meet our interest obligations and our liquidity.

    Enterprise Net Interest Income

    Enterprise net interest income is taxable equivalent basis net operating interest income excluding corporate interest income and corporate interest expense, stock conduit interest income and expense and interest earned on customer cash held by third parties. Management believes this non-GAAP measure is useful to investors and analysts as it is a measure of the net operating interest income generated by our core operations.

    Enterprise Interest-Earning Assets

    Enterprise interest-earning assets consists of the primary interest-earning assets of the Company and includes: loans receivable, mortgage-backed and available-for-sale securities, margin receivables, stock borrow balances, and cash required to be segregated under regulatory guidelines that earn interest for the Company. Management believes that this non-GAAP measure is useful to investors and analysts as it is a measure of the primary assets from which the
Company generates net operating interest income.

    It is important to note these metrics and other non-GAAP measures may involve judgment by management and should be considered in addition to, not as a substitute for, or superior to, net income, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP. For complete information on the items excluded from these non-GAAP measures, please see our financial statements and "Management's Discussion and Analysis of
Results of Operations and Financial Condition" that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

    ENDNOTES

    (1) Because the Company reported a net loss for Q3 2007, the calculation of diluted net loss per share does not include common stock equivalents as they are anti-dilutive and would result in a reduction of net loss per share.

    (2) Reflects elimination of transactions between retail and institutional segments, which includes deposit and customer payable transfer pricing, servicing and order flow rebates.

    (3) Amounts and percentages may not calculate due to rounding.

    (4) Operating margin is the percentage of net revenue that results in income before other income (expense), income taxes and discontinued
operations. The percentage is calculated by dividing our income before other income (expense), income taxes and discontinued operations by our total net revenue.

    (5) Enterprise net interest spread is the taxable equivalent rate earned on average enterprise interest-earning assets less the rate paid on average enterprise interest-bearing liabilities, excluding corporate interest-earning assets and liabilities, stock conduit and customer cash held by third parties.

    (6) Data prior to Q4 2006 is not available.

    (7) Target segment accounts are accounts held by customers with over $50,000 in assets and/or generating 30 or more trades per quarter.

    (8) Other retail accounts are accounts that (a) were opened less than 90 days prior to the end of the relevant quarter; (b) only include a lending relationship or (c) that otherwise do not meet the definition of a target segment account.

    (9) Net new client assets are total inflows to all new and existing client accounts less total outflows from all closed and existing client and closed accounts. Data prior to Q1 2007 is not available.

    (10) Q3 2007 estimate. Includes E*TRADE Clearing, LLC, which became an operating subsidiary of E*TRADE Bank in Q1 2007.

    (11) Excludes loans to customers on margin.

    (12) Includes segregated cash balances.

    (13) Gross-up for tax-exempt securities.

    (14) Includes interest earned on average customer assets of $4.1 billion, $4.0 billion and $3.6 billion for the quarters ended
September 30, 2007, June 30, 2007 and September 30, 2006,
respectively, held by parties outside E*TRADE FINANCIAL, including third party money market funds and sweep deposit accounts at unaffiliated financial institutions. Other consists of net operating interest income earned on average stock conduit assets of $2.2 million and $26.5 million for the quarters ended June 30, 2007 and September
30, 2006, respectively. There were no stock conduit assets for
September 30, 2007.

    CONTACT: E*TRADE FINANCIAL Media Relations Contact
             E*TRADE FINANCIAL Corporation
             Pam Erickson, 617-296-6080
             pam.erickson@etrade.com
             or
             E*TRADE FINANCIAL Investor Relations Contact
             E*TRADE FINANCIAL Corporation
             Adam Townsend, 703-236-8719
             adam.townsend@etrade.com